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                                 Exhibit 10.16

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                    AMENDMENT TO LUZZI EMPLOYMENT AGREEMENT
                             DATED OCTOBER 1, 1990



    THIS AMENDMENT dated December 19, 1994, hereby amends the Amended Employment Agreement (the "Agreement") dated October 1, 1990 between Edac Technologies Corporation (the "Company") and Robert P. Luzzi ("Employee").


                                    RECITAL

    The Company and the Employee are parties to the Agreement which they desire to amend as set forth herein.


                                   AGREEMENTS

    In consideration of the recital and mutual agreements which follow, the parties agree as follows:

         1. Deferred Compensation as described in Article 1(d)(i) of the Agreement will be paid to employee on January 6, 1995 as follows:

            (a) The quarterly payments as described in the Agreement will paid in a lump sum, calculated based on the current present value of those quarterly payments.

            (b) The Company shall transfer equitable life insurance policy No. 40245688 covering the life of the Employee (the "Policy") to the Employee. If the surrender value under the Policy is greater than the calculated lump sum pay out, the Employee will pay to the Company the difference upon receipt of the Policy. If the surrender value is less than the calculated lump sum payment, then the Company will reimburse the difference upon the transfer of the policy to the Employee.

         2. The Employee has no right to make any elections pursuant to the Agreement or to receive any payments during 1994.

         3. Except as stated herein, the Agreement and its amendments remain in full force and effect.

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    IN WITNESS WHEREOF, the parties hereto have executed this Amendment
 Agreement on the day and year first written above.


                                            EDAC TECHNOLOGIES CORPORATION


                                            BY /s/ Glenn L. Purple       .
                                              ----------------------------
                                              Its V.P. Finance, Secretary.
                                                  ------------------------


                                            Attest:

                                               s/s Glenn L. Purple       .
                                            ------------------------------
                                               Glenn L. Purple, Secretary


                                               s/s Robert P. Luzzi       .
                                            ------------------------------
                                                   Robert P. Luzzi